UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2004

Assurant, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31978	39-1126612

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

One Chase Manhattan Plaza, 41st Floor
New York, New York	10005

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212)859-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition
Exhibits
SIGNATURE
PRESS RELEASE
PRESENTATION

Item 12. Results of Operations and Financial Condition

     On May 12, 2004, Assurant, Inc. issued a press release reporting on its financial results for the three-months ended March 31, 2004 and 2003. The text of the press release, which is attached at Exhibit 99.1, and the statistical supplement which accompanied the press release, which is attached at Exhibit 99.2, are each incorporated by reference into this Item.

Exhibits

99.1	Press Release Dated May 12, 2004.

99.2	Presentation entitled “Assurant, Inc. Financial Supplement as of March 31, 2004.”

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.

Date: May 12, 2004	By:	/s/ Katherine Greenzang

Katherine Greenzang, Esq
Senior Vice President, General Counsel and Secretary